UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05770

Exact name of registrant as specified in charter:	Aberdeen Chile Fund, Inc.

Address of principal executive offices:	c/o 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. c/o 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2013

Item 1: The schedule of investments for the three-month period ended March 31, 2013 is filed herewith.

Aberdeen Chile Fund, Inc.

Portfolio of Investments (unaudited)

March 31, 2013

No. of
Shares	Description	Value
LONG-TERM EQUITY SECURITIES-101.4%
AIRLINES-2.8%
182,500	Latam Airlines Group S.A.	$3,943,780

BEVERAGES-16.4%
411,283	Cia Cervecerías Unidas S.A.	6,831,746
1,337,817	Coca-Cola Embonor S.A., PNA(a)	3,532,802
1,376,000	Embotelladora Andina S.A., PNA	7,354,231
2,847,000	Viña Concha y Toro S.A.	5,681,924
		23,400,703

CHEMICALS-9.3%
115,650	Sociedad Quimica y Minera de Chile S.A., Class B, ADR	6,412,793
125,500	Sociedad Química y Minera de Chile S.A., PNB	6,949,213
		13,362,006

COMMERCIAL BANKS-16.3%
37,437,781	Banco de Chile	5,899,527
2,064,559	Banco de Chile - T(b)	312,377
41,450	Banco de Crédito e Inversiones	2,951,170
198,886,987	Banco Santander Chile	14,130,889
		23,293,963

ELECTRIC UTILITIES-9.0%
33,200,000	Enersis S.A.	12,815,270

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-2.3%
1,850,000	Empresa Nacional de Electricidad S.A.	3,274,206

IT SERVICES-4.9%
2,002,000	Sonda S.A.	6,997,446

MULTILINE RETAIL-11.5%
1,364,083	S.A.C.I. Falabella	16,432,644

OIL, GAS & CONSUMABLE FUELS-10.4%
1,021,889	Empresas COPEC S.A.	14,843,940

PAPER & FOREST PRODUCTS-9.3%
3,648,130	Empresas CMPC S.A.	13,292,656

REAL ESTATE MANAGEMENT & DEVELOPMENT-4.1%
2,271,000	Parque Arauco S.A.	5,871,366

WATER UTILITIES-2.1%
1,442,500	Inversiones Aguas Metropolitanas S.A.	3,044,088

WIRELESS TELECOMMUNICATION SERVICES-3.0%
203,000	ENTEL Chile S.A.	4,301,103
	Total Long-Term Equity Securities (cost $66,533,684)	144,873,171

Principal
Amount
(000’s)
SHORT-TERM INVESTMENT-0.0%
GRAND CAYMAN-0.0%
$48	Wells Fargo, overnight deposit, 0.03%, 04/01/13 (cost $48,000)	48,000
	Total Investments-101.4% (cost $66,581,684)	144,921,171
	Liabilities in Excess of Cash and Other Assets-(1.4)%	(1,933,964)
	Net Assets-100.0%	$142,987,207

See Notes to Portfolio of Investments.

(a)                                      Illiquid Security.

(b)                                      Non-income producing security.

ADR           American Depositary Receipts.

PNA             Preferred Shares, Class A.

PNB             Preferred Shares, Class B.

See Notes to Portfolio of Investments.

Aberdeen Chile Fund, Inc.

Notes to Portfolio of Investments (unaudited)

March 31, 2013

Summary of Significant Accounting Policies

(a) Security Valuation:

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the fair valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange traded funds are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined as a Level 1 investment.

In addition, foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying fair valuation factors to the last sale price or the mean price as noted above. Fair valuation factors are provided by an independent pricing service provider. These factors are used when pricing the Fund’s portfolio holding to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETF’s, exchange rates, and local exchange opening and closing prices of each security. When the fair value prices are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Fair valuation factors are not utilized if the pricing service is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold. A security that applies a fair valuation factor is determined as a Level 2 investment because the exchange traded price has been adjusted.

In the event that a security’s market quotation is not readily available or is deemed unreliable, the fair value of a security is determined by the Fund’s Pricing Committee (which is appointed by the Board of Directors), taking into account the relevant factors and surrounding circumstances. A security that has been fair valued may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon adjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The following is a summary of the inputs used as of March 31, 2013 in valuing the Fund’s investments carried at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at value	Level 1	Level 2	Level 3	Balance as of 03/31/2013
Long-Term Investments
Other	$144,873,171	$—	$—	$144,873,171
Short-Term Investments	—	48,000	—	48,000
Total	$144,873,171	$48,000	$—	$144,921,171

Amounts listed as “-” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. For the period ended March 31, 2013, there have been no transfers between levels and no significant changes to the fair valuation methodologies.

(b)         Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. (“BBH & Co.”), the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c)          Foreign Currency Translation:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(I)                         market value of investment securities, other assets and liabilities at the rate of exchange at the Valuation Time; and

Aberdeen Chile Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

March 31, 2013

(II)                              purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign currency transactions represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. When the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d)         Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e)          Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f)           Federal Income Tax Cost:

At March 31, 2013, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $66,581,684, $78,607,629, $(268,142) and $78,339,487, respectively.

Other information regarding the Fund is available in the Fund’s most recent Report to Shareholders. This information is also available on the website of the Securities and Exchange Commission at www.sec.gov.

Item 2: Controls and Procedures

(a)  It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)  There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3: Exhibits

The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Chile Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Chile Fund, Inc.

Date: May 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Chile Fund, Inc.

Date: May 21, 2013

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Chile Fund, Inc.

Date: May 21, 2013